[Note: Portions of this document have been omitted
and filed separately with the Commission pursuant to a
confidential treatment request under 17 C.F.R. 240.24b-2.]

EXHIBIT 10.1

SEVENTH AMENDMENT

THIS SEVENTH AMENDMENT (this “Amendment”) dated as of January 6, 2017 to the Credit Agreement referenced below is by and among ABM Industries Incorporated, a Delaware corporation (the “Company”), Omni Serv Limited, an English company (the “Designated Borrower”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, a revolving credit facility has been extended to the Borrowers pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of November 30, 2010 among the Company, the Designated Borrower, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement and the Required Lenders have agreed to such modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendments. The Credit Agreement is amended as follows:

2.1    The following definitions are added to Section 1.1:

“Augustus Case” means the consolidated cases of Augustus, Hall and Davis v. American Commercial Security Services filed on July 12, 2005 in the Superior Court of California, Los Angeles County.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the

#89304985v3

Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2    In clause (b) of the definition of “Consolidated EBITDA” in Section 1.1 the “and” after clause (iv) is deleted and the following is added immediately after clause (v):

and (vi) charges (cash and non-cash) arising out of the Augustus Case, including any reserves taken with respect to the Augustus Case, in an aggregate amount not to exceed $[*****]1 during the term of this Agreement

2.3    Clause (c) of the definition of “Consolidated EBITDA” in Section 1.1 is amended to read as follows:

(c)    to the extent included in such Consolidated Net Income, (i) all non-recurring and extraordinary gains or income and (ii) gains resulting from the reduction or reversal of any non-cash charge, including any reserves, arising out of the Augustus Case

2.4    In clause (d) of the definition of “Defaulting Lender” the “or” immediately prior to clause (iii) is deleted and the following is added immediately after clause (iii):

or (iv) become the subject of a Bail-in Action

2.5    A new Section 5.21 is added to read as follows:

5.21    No EEA Financial Institution. No Loan Party is an EEA Financial Institution.

2.6    In Section 8.1(i) the following is added after “Material Financial Amount”:

or, solely with respect to any judgment or settlement in connection with the Augustus Case, $[*****],2
2.7    A new Section 10.23 is added to read as follows:

10.23.    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that
________________________
1 Confidential terms omitted and filed separately with the Commission. Confidential treatment requested under 17 C.F.R 240.24b-2.
2 Confidential terms omitted and filed separately with the Commission. Confidential treatment requested under 17 C.F.R 240.24b-2.

#89304985v3

such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

3.    Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions precedent:

3.1    Receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrowers, the Required Lenders and the Administrative Agent; and

3.2    Receipt by the Administrative Agent of counterparts of a Confirmation executed by the Subsidiary Guarantors, substantially in the form attached hereto as Exhibit A.

4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.    Representations and Warranties; No Default. The Company represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document and in each other document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, shall be true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (b) no Default exists as of the date hereof.

6.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

7.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

8.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

9.    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[SIGNATURE PAGES FOLLOW]

#89304985v3

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Seventh Amendment to be duly executed and delivered as of the date first above written.

COMPANY:            ABM INDUSTRIES INCORPORATED, a Delaware corporation

By: /s/    Anthony Scaglione
Name: Anthony Scaglione
Title: Executive Vice President, Chief Financial Officer

DESIGNATED BORROWER:    OMNI SERV LIMITED, an English company

By: /s/ John King
Name: John King
Title: Finance Director

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

[SIGNATURE PAGES FOLLOW]

#89304985v3

LENDERS:        BANK OF AMERICA, N.A.

By: /s/ Alan Pendergast
Name: Alan Pendergast
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Devin Roccisano
Name: Devin Roccisano
Title: Vice President

CITIZENS BANK, N.A.

By: /s/ Angela Reilly
Name: Angela Reilly
Title: Senior Vice President

THE BANK OF TOKYO MITSUBISHI UFJ, LTD.

By: /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Kara Treiber
Name: Kara Treiber
Title: Vice President

US BANK NATIONAL ASSOCIATION

By: /s/ Patrick McGraw
Name: Patrick McGraw
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/ Geoff Smith
Name: Geoff Smith
Title: Senior Vice President

[SIGNATURE PAGES FOLLOW]

#89304985v3

BANK OF THE WEST

By: /s/ Rob Kido
Name: Rob Kido
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By: /s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

FIFTH THIRD BANK

By: /s/ Valerie Schanzer
Name: Valerie Schanzer
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION
By: /s/ Sharon Landgraf
Name: Sharon Landgraf
Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Aidan R. Spoto
Name: Aidan R. Spoto
Title: Senior Vice President

THE NORTHERN TRUST COMPANY

By: /s/ Sophia E. Love
Name: Sophia E. Love
Title: Senior Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Paul Darrigo
Name: Paul Darrigo
Title: Senior Vice President

[SIGNATURE PAGES FOLLOW]

#89304985v3

BRANCH BANKING AND TRUST COMPANY

By: /s/ Jeff Skalka
Name: Jeff Skalka
Title: Vice President

#89304985v3

EXHIBIT A
CONFIRMATION

Date:    January 6, 2017

To:    Bank of America, N.A., Administrative Agent, and the Lenders from time to time party to the Credit Agreement referred to below

Please refer to (a) the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of November 30, 2010 among ABM Industries Incorporated, a Delaware corporation (the “Company”), Omni Serv Limited, an English company (the “Designated Borrower”), the Lenders identified therein and Bank of America, N.A., as Administrative Agent, (b) the Subsidiary Guaranty dated as of November 30, 2010 given by the Subsidiary Guarantors identified therein in favor of the Administrative Agent and the Lenders and (c) the Seventh Amendment to the Credit Agreement dated as of the date hereof (the “Seventh Amendment”).

Each of the undersigned Subsidiary Guarantors confirms to the Administrative Agent and the Lenders that, after giving effect to the Seventh Amendment and this Confirmation, the Subsidiary Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned Subsidiary Guarantor, enforceable against such undersigned Subsidiary Guarantor in accordance with its terms.

[SIGNATURE PAGES FOLLOW]

#89304985v3

SUBSIDIARY GUARANTORS:

ABM ONSITE SERVICES, INC. (FKA ABM JANITORIAL SERVICES, INC.)
ABM JANITORIAL SERVICES — MID-ATLANTIC, INC.
ABM JANITORIAL SERVICES — NORTHEAST, INC.
ABM JANITORIAL SERVICES — SOUTH CENTRAL, INC.
ABM JANITORIAL SERVICES — SOUTHEAST, LLC
ABM HEALTHCARE SUPPORT SERVICES, INC. (FKA HHA SERVICES, INC.)
ABM INDUSTRIAL SERVICES, INC.
ABM ONSITE SERVICES — MIDWEST, INC.
ABM ONSITE SERVICES - WEST, INC. (FKA ABM SERVICES, INC.)
ABM PARKING SERVICES, INC. (FKA AMPCO SYSTEM PARKING)
ABM SECURITY SERVICES, INC.
ABM SHARED SERVICES, INC.
AIR SERV CORPORATION
AIR SERV FACILITY SERVICES, INC.
DIVERSCO, INC.
ONESOURCE FACILITY SERVICES, INC. (CONVERTED FROM ONESOURCE FACILITY
SERVICES LLC TO A CORPORATION)
ONESOURCE HOLDINGS, LLC
SERVALL SERVICES INC.
SOUTHERN MANAGEMENT ABM, LLC
ABM FACILITY SOLUTIONS GROUP, LLC (FKA THE LINC GROUP, LLC)
GREENHOMES AMERICA, LLC
REEP, INC.
ABM GOVERNMENT SERVICES, LLC (FKA LINC GOVERNMENT SERVICES, LLC)
ABM GOVERNMENT SERVICES AFGHANISTAN BRANCH, LLC (FKA LINC
GOVERNMENT SERVICES AFGHANISTAN BRANCH)
FERGUSON-WILLIAMS LLC
ABM FACILITY SERVICES, INC.
LINC INTERNATIONAL, INC.
LINC FACILITY SERVICES UAE, LLC
LINC FACILITY SERVICES IRAQ LLC
LINC FACILITY SERVICES ME, LLC
ABM FRANCHISING GROUP, LLC (FKA LINC NETWORK LLC)
ABM BUILDING & ENERGY SOLUTIONS, LLC (CONVERTED FROM A CORPORATION
TO AN LLC) (FKA LINC BUILDING & ENERGY SOLUTIONS INC.)
ABM BUILDING SOLUTIONS, LLC (FKA LINC MECHANICAL)
ABM BUILDING SERVICES, LLC (FKA LINC SERVICES LLC)
ABM ELECTRICAL POWER SOLUTIONS, LLC (FKA MET ELECTRICAL TESTING)
ABM ELECTRICAL POWER SERVICES, LLC (FKA CET ELECTRICAL TESTING)
ABM HEALTH, INC. (FKA LINC HEALTH, INC.)
ABM ELECTRICAL NETWORK, INC.
ABM ELECTRICAL & LIGHTING SOLUTIONS, INC. (FKA ABM ELECTRICAL INC.)

By:
Name:
Title:        of each of the Subsidiary Guarantors

#89304985v3